UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 30, 2016

MaxPoint Interactive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36864	20-5530657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3020 Carrington Mill Blvd., Suite 300
Morrisville, North Carolina 27560
(Address of principal executive offices, including zip code)

(800) 916-9960
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2016, MaxPoint Interactive, Inc. (the “Company”) and Silicon Valley Bank (the “Lender”) entered into a Third Amendment to Loan and Security Agreement (the “Third Loan Amendment”), amending that certain Loan and Security Agreement, dated as of June 12, 2014, as amended by that certain First Amendment to Loan and Security Agreement, dated as of February 12, 2015, and as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of March 8, 2016. Pursuant to the Third Loan Amendment, the Lender agreed to, among other things: (i.) extend the maturity date to December 31, 2017; (ii.) include in the revolving line of credit borrowing base calculation certain eligible unbilled accounts receivable; (iii.) adjust the borrowing base calculation to be (a.) eighty-five percent (85%) of eligible accounts receivable, plus (b.) the lesser of (I.) seventy-five percent (75%) of eligible unbilled accounts or (II.) twelve million two hundred fifty thousand dollars ($12,250,000.00); (iv.) modify the definition of eligible accounts receivable for the revolving line of credit borrowing base by including up to 25% of certain eligible foreign accounts receivable, including those payable from Canada, Australia, France, Germany, Israel, Italy, Japan and the United Kingdom; (v.) provide that all future cash collections from accounts receivable are to directly reduce the outstanding balance of the revolving credit facility; (vi.) fix the applicable interest rate on future outstanding amounts under the revolving line of credit to a rate per annum equal to the prime referenced rate plus 0.50%; (vii.) reduce certain financial covenants regarding the required monthly minimum adjusted quick ratio, as defined, in addition to removing certain previous ratio thresholds which could have resulted in a range of applicable interest rates; and (viii.) change the amounts related to the Company's financial covenants regarding specified quarterly adjusted EBITDA requirements, as defined.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the complete copy of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1	Third Amendment to Loan and Security Agreement, dated September 30, 2016, between the Registrant and Silicon Valley Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MaxPoint Interactive, Inc.

By:	/s/ Brad Schomber
Brad Schomber
Chief Financial Officer

Dated: October 5, 2016

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Third Amendment to Loan and Security Agreement, dated September 30, 2016, between the Registrant and Silicon Valley Bank.

4